(LOGO)

ANNUAL REPORT
DECEMBER 31, 1999

Prudential
Global Total Return Fund, Inc.

(GRAPHIC)

A Message from the Fund's President              February 3, 2000

(PHOTO)

Dear Shareholder,
Prudential Global Total Return Fund provided negative returns in 1999, as did its benchmark, the Lipper Global
Income Fund Average. Returns were hampered by rising interest rates, especially in the United States where the economic expansion was much stronger than expected.
The Fund's Class A shares posted a negative return of 3.95%, which lagged the negative 2.43% return of the Lipper Average. However, the return on the Fund's Class
A shares still ranked in the upper half of its Lipper peer group.

Vigorous U.S. economic growth prompted the Federal Reserve to increase its main short-term interest rate three times during 1999, while intermediate- and long-term market rates rose even more, resulting in poor performance of the Fund's U.S. Treasury securities. Although the Fund was helped by its increased exposure to emerging market bonds, a light emphasis on both the government debt securities and currency of Japan was the major reason that the Fund's returns moderately underperformed their benchmark Lipper Average.

While 1999 was certainly a very challenging year for many major bond markets, any asset class is subject to occasional periods of weakness. We believe that global bonds can continue to be an important diversification tool, helping investors to enhance returns and minimize risk. The focus of the Fund has always been on identifying and capitalizing on important, longer-term trends in world debt markets, and its strong performance over the past 10 years demonstrates its ability to do this effectively.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Global Total Return Fund, Inc.

Performance Review

(PHOTO)  (PHOTO)

Team portfolio managers Gabriel Irwin (Global Bond
[Sector] Team Leader) and Simon Wells

Investment Goals and Style
Your Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund can invest at least 65% of its total assets in income-producing debt securities of the United States and foreign governments, including developing countries. The Fund can invest up to 35% of total assets in corporate debt securities. The Fund may also invest up to 15% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Higher rates battered many bond markets
The year 1999 was a difficult one for global bond funds, with interest rates on the rise in virtually all of the markets in which Prudential Global Total
Return Fund invests. Economic growth was stronger than expected in the United States and much of Asia, and central bankers worldwide were quick to hike short-term interest rates as a way of fending off a return to higher inflation. In the United States, for example, the Federal Reserve raised the federal funds rate (what U.S. banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November 1999, bringing the closely watched rate up to 5.50%.

Meanwhile, the 30-year U.S. Treasury bond yield, which typically anticipates inflationary pressures, crept up to the 6.48% level by year end, almost 140 basis points higher than where it began the year.
(A basis point is one one-hundredth of a percent.)
Bond yields move in the opposite direction of bond prices. Therefore, rising bond yields all along the maturity spectrum resulted in negative returns for the Fund and most of its peers, as reflected in the global funds average monitored by Lipper Inc.

We increased exposure to emerging market bonds
Although robust economic growth hurt U.S. fixed-income markets, a resurgence in the global economy benefited emerging market bonds, which typically provide higher yields than better-rated bonds because they are viewed as carrying greater credit risk. Emerging market bonds began 1999 trading cheaply relative to higher-quality bonds, but they soon grew more expensive on a relative basis. Improving economic conditions and strengthening currencies in many developing countries boosted investor confidence in these bonds. As a result, the Lehman
Brothers Emerging Markets Index returned a stellar
23.07% in 1999, beating all other debt securities markets.

Near the end of the first quarter of 1999, we began to increase the Fund's holdings of emerging market bonds. This trend continued throughout the year, with emerging market debt securities reaching 26.2% of the Fund's total investments by the end of 1999.
We targeted the upper end of the emerging market quality spectrum, and about half of these holdings were in countries with investment-grade ratings.
Our purchases included bonds from Chile, South
Africa, and Hungary. The negative effect of higher interest rates on the Fund was partially offset by its increased exposure to emerging market bonds.

We cut the Fund's duration
Duration was another area where we continued our policy from the first half of the year. (Duration measures how much a portfolio's bonds will fluctuate in price for a change in the level of interest rates. It is expressed in years.) We shortened the Fund's duration from 6.1 years at the beginning of 1999 to 4.0 years at the end of the period. Most of this reduction came in the first half of the year. Our rationale was that a shorter duration would make the Fund less sensitive to the decline in bond prices caused by higher interest rates. In fact, that strategy had a modestly positive effect on the Fund's performance relative to its peer group.

We underestimated the Japanese market
Despite our increased position in emerging market bonds and lower duration, the Fund moderately underperformed its benchmark Lipper Average primarily because of the Fund's slight exposure to the bonds and currency of Japan. The rally in Japanese bonds was one of the big surprises of 1999.
At the beginning of the year, we expected the Japanese yen to weaken against most other currencies. Instead, the yen gained dramatically, especially in the third quarter. That, together with the apparent beginnings of an


Performance at a Glance

Cumulative Total Returns1                           As of 12/31/99
                                    One    Five        Ten      Since
                                    Year   Years      Years   Inception2
Class A                            -3.95%   55.26%   119.79%    230.83%
Class B                            -4.35     N/A       N/A       20.44
Class C                            -4.35     N/A       N/A       20.44
Class Z                            -3.74     N/A       N/A       10.82
Lipper Global Income Fund Avg.3    -2.43    37.01     90.18       ***

Average Annual Total Returns1                      As of 12/31/99
                                    One    Five        Ten      Since
                                    Year   Years      Years   Inception2
Class A                            -7.79%   8.31%     7.75%      8.95%
Class B                            -9.35     N/A       N/A       4.37
Class C                            -6.31     N/A       N/A       4.54
Class Z                            -3.74     N/A       N/A       3.75

Distributions and Yields                      As of 12/31/99
               Total Distributions   30-Day
                 Paid for 12 Mos.   SEC Yield
Class A               $0.46           3.31%
Class B               $0.41           2.95
Class C               $0.41           2.97
Class Z               $0.47           3.66

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/7/86; Class B and Class
C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category. The Lipper average is unmanaged. Global Income funds invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

**Lipper Since Inception returns are 179.94% for Class
A, 15.26% for Class B and Class C, and 8.83% for Class
Z, based on all funds in each share class.

Review Cont'd.

economic rebound and the Japanese government's assistance for its troubled financial sector, caused investors to flock to Japanese bonds. We increased the Fund's holdings of Japanese securities to roughly 2% of its total investments by the end of 1999--a relatively modest weighting, reflecting our view that many serious financial problems continue to plague Japan. We believe that the exceptionally strong debt market there represents a short-term rather than long-term opportunity.

Euro's drop hurt the Fund
While the Japanese yen unexpectedly strengthened in 1999, the euro--the common currency of the European Monetary
Union (EMU), which debuted on January 1, 1999--performed very poorly during its first year. The euro tumbled 14% against the U.S. dollar and 23% versus the Japanese yen in 1999. Unexpectedly sluggish growth in some major EMU countries led the euro to weaken, detracting from the performance of the Fund's euro-based positions. However, the Fund had a relatively modest 19% exposure to the euro at the end of 1999 (taking into account currency hedging), with another 14% exposure to euro-peripheral currencies, such as the Swedish krona and the British pound.

Looking Ahead
Slowing growth may ease upward pressure on rates
There are signs that the long move up in bond yields may end in the coming months. With central banks steadily raising short-term interest rates, economic growth should moderate, allowing the worldwide expansion to continue without rekindling inflation. That should be a favorable combination for global debt markets. While bond yields may edge higher from current levels, they are unlikely to rise to levels seen at the beginning of the 1990s.
We believe there will continue to be selective opportunities to enhance the Fund's returns through holding emerging market and corporate bonds. In 2000, however, emerging market and corporate bonds will probably not outperform the U.S. Treasury market by as great a magnitude as in 1999.

The Fund's currency policy in 2000 is expected to modestly favor the euro. It is very cheap, particularly in relation to the Japanese yen. While we are not certain that a substantial euro rebound will occur, the relatively positive growth outlook for Europe, rising euro interest rates, a healthy current account picture, and some supply-side reforms should support the currency.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99

U.S. Treasury Obligations   15.2%
German Government Bonds      8.4
Danish Government Bonds      4.6
Kingdom of Spain             4.1
United Kingdom               3.9

Geographic/Currency Concentration
Expressed as a percentage of total investments as of 12/31/99

United States     37%
Other             22
Euro              21
United Kingdom     5
Australia          5
Denmark            5
Cash Equivalents   5

Portfolio of Investments as
of December 31, 1999            PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--84.2%
------------------------------------------------------------
Australia--4.9%
A$         6,530    Commonwealth of Australia,
                       9.75%, 3/15/02                 $  4,570,960
           4,000    Queensland Treasury
                       Corporation,
                       8.00%, 5/14/03                    2,712,312
          10,070    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     6,350,631
                                                      ------------
                                                        13,633,903
------------------------------------------------------------
>Canada--3.9%
C$         2,000    British Columbia Municipal Fin.
                       Auth.,
                       6.75%, 4/24/07                    1,388,130
           5,000    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08                     3,310,800
           8,900    Province of Quebec,
                       6.50%, 10/1/07                    6,073,129
                                                      ------------
                                                        10,772,059
------------------------------------------------------------
Denmark--4.6%
                    Danish Government Bonds,
   DKr    60,000    7.00%, 12/15/04                      8,719,366
          27,575    8.00%, 3/15/06                       4,222,078
                                                      ------------
                                                        12,941,444
------------------------------------------------------------
Euro--20.2%
    EURO   3,000    Bank Of Scotland Treasury
                       Services PLC (United
                       Kingdom),
                       5.50%, 7/27/09                    2,838,061
             480    Esat Telecom Group PLC
                       (United Kingdom),
                       11.875%, 11/1/09                    550,083
                    Federal Republic of Germany,
           3,670    4.50%, 7/4/09                        3,466,342
             665    5.375%, 1/4/10                         671,357
    EURO   1,850    Global Telesystems Group, Inc.
                       (Netherlands),
                       10.50%, 12/1/06                $  1,893,806
           2,965    Italian Government Bond,
                       6.50%, 11/1/27                    3,095,014
                    Kingdom of Spain,
           2,832    3.00%, 1/31/03                       2,711,976
           9,354    3.25%, 1/31/05                       8,646,244
             500    Municipality Of Sophia
                       (France),
                       9.75%, 6/3/02                       494,442
                    Republic of Italy,
           2,000    3.00%, 6/15/02                       1,945,897
           6,920    4.50%, 5/1/09                        6,476,669
           1,500    Staples Incorporated
                       (United Kingdom),
                       5.875%, 11/15/04                  1,487,562
           2,784    Treuhandanstalt (Gemany),
                       6.875%, 6/11/03                   2,991,716
                    German Government Bonds,
           7,338    6.00%, 1/5/06                        7,744,868
          10,980    6.25%, 1/4/24                       11,467,007
                                                      ------------
                                                        56,481,044
------------------------------------------------------------
Germany--1.8%
   DM      2,000    Cesp Cia Energetic,
                       9.25%, 5/10/01                    1,040,609
           7,000    Tokyo Gas Co. Ltd.,
                       7.00%, 7/27/05                    3,878,565
                                                      ------------
                                                         4,919,174
------------------------------------------------------------
Hungary--0.7%
   HUF   480,000    Hungarian Government Bond,
                       15.00%, 7/24/01                   1,976,851
------------------------------------------------------------
Japan--2.1%
  Y      530,100    Japanese Government Bond,
                       4.20%, 3/20/03                 $  5,774,085

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999           PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
New Zealand--2.8%
NZ$       14,900    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02                    7,744,638
------------------------------------------------------------
Russia
   RUB    18,900    European Bank of Reconstruction
                       Development,
                       Zero Coupon, 5/28/02                168,076
------------------------------------------------------------
South Africa--1.0%
  R       17,550    Republic of South Africa,
                       13.00%, 8/31/10                   2,741,452
------------------------------------------------------------
Sweden--4.0%
   SEK    27,100    Kingdom of Sweden,
                       5.00%, 1/15/04                    3,148,209
          66,000    Swedish Government Bond,
                       6.00%, 2/9/05                     7,950,936
                                                      ------------
                                                        11,099,145
------------------------------------------------------------
United Kingdom--4.8%
  BP       6,850    United Kingdom,
                       5.00%, 6/7/04                    10,595,015
             395    Banco Central del Uruguay, FRN,
                       6.25%, 2/19/07                      580,233
           1,300    Powergen PLC,
                       8.875%, 3/26/03                   2,179,686
                                                      ------------
                                                        13,354,934
------------------------------------------------------------
United States--33.4%
Corporate Bonds--4.0%
US$          750    Banco del Estado Chile,
                       8.39%, 8/1/01                  $    762,495
           1,000    Central Bank Tunisia,
                       7.50%, 9/19/07                      933,750
           1,300    Chonhung Bank,
                       11.0725%, 1/7/05                  1,322,750
US$        4,200    General Motors Acceptance
                       Corp.,
                       5.75%, 11/10/03                   3,999,072
           3,000    Household Finance Corporation,
                       6.40%, 6/17/08                    2,773,380
           1,300    Philippine Long Dist.
                       Telephone,
                       10.50%, 4/15/09                   1,313,000
                                                      ------------
                                                        11,104,447
------------------------------------------------------------
Sovereign Bonds--14.0%
           1,600    Embotelladora Andina S.A.,
                       7.875%, 10/1/97                   1,230,248
             500    Jamaican Government Bonds,
                       9.625%, 7/2/02                      477,500
           1,350    Kingdom Of Jordan,
                       6.00%, 12/23/23                     898,911
           4,300    Ministry Of Finance (Russia),
                       10.00%, 6/26/07                   2,735,875
           2,000    Nuevo Grupo Isuacell S.A. del
                       C.V.,
                       14.25%, 12/1/06                   2,085,000
           2,250    Oman Sultanate (India),
                       7.125%, 3/20/02                   2,223,281
           3,100    Province of Ontario (Canada),
                       6.00%, 2/21/06                    2,946,550
           1,980    Republic of Argentina, FRN,
                       6.8125%, 3/31/05                  1,801,800
           6,594    Republic of Brazil,
                       5.00%, 4/15/14                    4,954,313
           1,015    Republic of Brazil, FRN,
                       6.50%, 1/1/01                     1,004,602
           2,750    Republic of Bulgaria,
                       2.75%, 7/28/12                 $  1,980,000
           3,300    Republic of Colombia,
                       7.25%, 2/23/04                    2,970,000
           4,431    Republic of Croatia, FRN,
                       6.45625%, 7/31/06                 4,104,265
           1,000    Republic of Italy,
                       7.00%, 9/18/01                    1,004,000
           1,700    Republic of Lithuania,
                       7.125%, 7/22/02                   1,623,500
           2,600    Republic of Panama,
                       7.875%, 2/13/02                   2,502,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999            PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Sovereign Bonds (cont'd.)
US$        2,500    Republic of Peru,
                       4.50%, 3/7/17                     1,731,250
           3,619    Republic of Venezuela,
                       7.00%, 12/18/07                   2,840,935
                                                      ------------
                                                        39,114,530
------------------------------------------------------------
Supranational Bonds--.2%
                    Corporacion Andina de Fomento,
             500    6.93375%, 4/3/01                       490,000
------------------------------------------------------------
U.S. Government Obligations--15.2%
           3,200    United States Treasury Bond,
                       6.625%, 2/15/27                   3,171,488
                    United States Treasury Notes,
           6,000    5.75%, 8/15/03                       5,877,180
           4,000    12.375%, 5/15/04                     4,875,000
          13,450    6.25%, 2/15/07                      13,233,590
           4,175    6.125%, 8/15/07                      4,070,625
          11,615    6.00%, 8/15/09                      11,252,031
                                                      ------------
                                                        42,479,914
                                                      ------------
                                                        93,188,891
                    Total long-term investments
                       (cost US$250,562,019)           234,795,696
                                                      ------------
SHORT-TERM INVESTMENTS--13.6%
Germany--2.6%
   DM      1,600    Union Bank Of Estonia,
                       4.25563%, 6/16/00                   820,850
          12,000    Republic of Colombia,
                       7.25%, 12/21/00                   6,249,843
                                                      ------------
                                                         7,070,693
------------------------------------------------------------
Hungary--2.0%
   HUF   480,000    Hungarian Government Bond,
                       16.00%, 4/12/00                   1,914,809
         935,000    Republic of Hungary,
                       15.50%, 7/24/00                   3,748,889
                                                      ------------
                                                         5,663,698
Poland--1.4%
                    Poland Treasury Bills,
  PLZ      6,500    16.375%(a), 3/22/00                  1,513,967
          10,400    16.325%(a), 6/14/00                  2,324,836
                                                      ------------
                                                         3,838,803
------------------------------------------------------------
Russia--0.1%
   RUB    11,600    European Bank of Reconstruction
                       Development,
                       31.00%, 5/5/00                      345,263
------------------------------------------------------------
United States--7.5%
Sovereign Bonds--0.6%
US$        1,515    Trinidad & Tobago Republic,
                       9.75%, 11/3/00                    1,511,970
------------------------------------------------------------
Supranational Bonds--2.2%
           6,150    Corporacion Andina de Formento,
                       7.375%, 7/21/00                   6,163,469
------------------------------------------------------------
Repurchase Agreement--4.7%
US$       13,177    Joint Repurchase Agreement
                       Account,
                       2.83%, 1/03/99 (Note 5)        $ 13,177,000
                                                      ------------
                                                        20,852,439
                    Total short-term Investments
                       (cost US$41,613,776)             37,770,896
                                                      ------------
------------------------------------------------------------
Total Investments--97.8%
                    (cost $292,175,795)                272,566,592
                    Other assets in excess of
                       liabilities--2.2%                 6,200,308
                                                      ------------
                    Net Assets--100%                  $278,766,900
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $292,175,795)...............................................................        $ 272,566,592
Foreign currency, at value (cost $734,886)..............................................................              743,685
Cash....................................................................................................               29,321
Interest receivable.....................................................................................            5,965,797
Forward currency contracts--amount receivable from counterparties.......................................            2,013,198
Receivable for Fund shares sold.........................................................................               21,094
Other assets............................................................................................               11,731
                                                                                                              -----------------
   Total assets.........................................................................................          281,351,418
                                                                                                              -----------------
Liabilities
Forward currency contracts-amount payable to counterparties.............................................            1,245,523
Payable for Fund shares reacquired......................................................................              971,823
Management fee payable..................................................................................              181,849
Accrued expenses and other liabilities..................................................................              123,775
Distribution fee payable................................................................................               61,548
                                                                                                              -----------------
   Total liabilities....................................................................................            2,584,518
                                                                                                              -----------------
Net Assets..............................................................................................        $ 278,766,900
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     384,022
   Paid-in capital in excess of par.....................................................................          335,270,180
                                                                                                              -----------------
                                                                                                                  335,654,202
   Distributions in excess of net investment income.....................................................              (18,244)
   Accumulated net realized loss on investment and foreign currency transactions........................          (37,799,341)
   Net unrealized appreciation on investments and foreign currencies....................................          (19,069,717)
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 278,766,900
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($257,548,412 / 35,482,085 shares of common stock issued and outstanding).........................                $7.26
   Maximum sales charge (4% of offering price)..........................................................                  .30
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $7.56
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($7,809,982 / 1,075,086 shares of common stock issued and outstanding)............................                $7.26
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($561,246 / 77,256 shares of common stock issued and outstanding).................................                $7.26
   Sales charge (1.00% of offering price)...............................................................                 $.07
                                                                                                              -----------------
                                                                                                              -----------------
   Offering price to public.............................................................................                $7.33
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,847,260 / 1,767,809 shares of common stock issued and outstanding)...........................                $7.27
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $25,566)...........................     $  13,684,469
                                            -----------------
Expenses
   Management fee........................         1,324,048
   Distribution fee--Class A.............           417,350
   Distribution fee--Class B.............            34,812
   Distribution fee--Class C.............             2,655
   Transfer agent's fees and expenses....           461,000
   Custodian's fees and expense..........           311,000
   Reports to shareholders...............           259,000
   Legal fees and expenses...............           178,000
   Registration fees.....................            47,000
   Audit fee and expenses................            36,000
   Directors' fees.......................            23,000
   Insurance.............................             2,000
   Miscellaneous.........................            10,289
                                            -----------------
      Total expenses.....................         3,106,154
                                            -----------------
Net investment income....................        10,578,315
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        (7,815,368)
   Foreign currency transactions.........          (146,835)
                                            -----------------
                                                 (7,962,203)
                                            -----------------
Net change in unrealized appreciation/depreciation on:
   Investments...........................       (20,014,740)
   Foreign currencies....................           272,157
                                            -----------------
                                                (19,742,583)
                                            -----------------
Net loss on investments and foreign
   currencies............................       (27,704,786)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (17,126,471)
                                            -----------------
                                            -----------------

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1999            1998
Operations:
   Net investment income..........  $ 10,578,315    $ 11,321,302
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......    (7,962,203)      1,570,888
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................   (19,742,583)      1,857,462
                                    ------------    ------------
   Net decrease in net assets
      resulting from operations...   (17,126,471)     14,749,652
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment income
      Class A.....................    (7,213,780)     (7,425,915)
      Class B.....................      (178,555)       (127,509)
      Class C.....................       (13,365)         (8,896)
      Class Z.....................      (224,615)        (83,453)
                                    ------------    ------------
                                      (7,630,315)     (7,645,773)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --        (432,992)
      Class B.....................            --          (7,435)
      Class C.....................            --            (519)
      Class Z.....................            --          (4,866)
                                    ------------    ------------
                                              --        (445,812)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................            --      (3,221,486)
      Class B.....................            --         (55,316)
      Class C.....................            --          (3,859)
      Class Z.....................            --         (36,203)
                                    ------------    ------------
                                              --      (3,316,864)
                                    ------------    ------------
   Tax return of capital
      distributions
      Class A.....................    (2,951,146)             --
      Class B.....................       (82,514)             --
      Class C.....................        (6,196)             --
      Class Z.....................       (86,864)             --
                                    ------------    ------------
                                      (3,126,720)             --
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6 and
   7)
   Net proceeds from shares
      sold........................   181,565,604       8,184,792
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,609,392       2,953,974
   Cost of shares reacquired......   (43,791,864)    (35,442,667)
                                    ------------    ------------
   Increase in net assets from
      Fund share transactions.....   141,383,132     (24,303,901)
                                    ------------    ------------
Total increase (decrease).........   113,499,626     (20,962,698)
                                    ------------    ------------
Net Assets
Beginning of year.................   165,267,274     186,229,972
                                    ------------    ------------
End of year.......................  $278,766,900    $165,267,274
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc., (the 'Fund'), formerly known as The Global Total Return Fund, Inc., is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investors Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $160,476 and decrease accumulated net realized loss on investments by $64,968,790 and decrease paid in capital in excess of par by $65,129,266 due to a tax return of capital and for foreign currency losses realized and recognized during the year ended December 31, 1999 and for capital loss carryforward which expired during the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1%
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $17,100 and $800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $13,500 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $371,576 for the services of PMFS. As of December 31, 1999, approximately $54,157 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1999, aggregated $346,136,912 and $218,311,593, respectively.

At December 31, 1999, the Fund had outstanding forward currency contracts to pruchase and sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Purchase Contracts          Value            Payable          (Depreciation)
----------------------    -----------     ----------------     --------------
Australian Dollars,
 expiring 1/18/00.....    $ 4,641,818       $  4,573,929         $   67,889
                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Purchase Contracts          Value            Payable          (Depreciation)
----------------------    -----------     ----------------     --------------
Euros,
 expiring 1/18/00.....    $10,369,306       $ 10,409,482         $  (40,176)
Japanese Yen,
 expiring 1/18/00.....      5,898,134          5,870,575             27,559
New Zealand Dollars,
 expiring 1/25/00.....      3,995,042          3,878,411            116,631
Norwegian Krone,
 expiring 2/8/00......      6,236,860          6,273,409            (36,549)
Swiss Franc,
 expiring 1/12/00.....      8,937,405          9,735,563           (798,158)
                          -----------     ----------------     --------------
                          $40,078,565       $ 40,741,369         $ (662,804)
                          -----------     ----------------     --------------
                          -----------     ----------------     --------------

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Sale Contracts              Value           Receivable        (Depreciation)
----------------------    -----------     ----------------     --------------
Canadian Dollars,
 expiring 1/13/00.....    $ 3,237,387       $  3,174,588         $  (62,799)
Danish Krone,
 expiring 1/12/00.....      2,054,165          2,190,626            136,461
Euros,
 expiring 1/18/00 -
 1/19/00..............     27,893,715         28,217,690            323,975
Japanese Yen,
 expiring 1/18/00.....      8,813,844          8,746,604            (67,240)
New Zealand Dollars
 expiring 1/25/00.....     13,232,912         13,028,021           (204,891)
Pound Sterling,
 expiring 1/21/00.....      4,227,048          4,191,338            (35,710)
Swedish Krona,
 expiring 1/13/00.....      2,648,163          2,674,468             26,305
Swiss Franc,
 expiring 1/12/00.....     17,874,811         19,189,189          1,314,378
                          -----------     ----------------     --------------
                          $79,982,045       $ 81,412,524         $1,430,479
                          -----------     ----------------     --------------
                          -----------     ----------------     --------------

The United States federal income tax basis of the Fund's investments at December 31, 1999 was $292,188,283 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $19,621,691 (gross unrealized appreciation--$1,116,608; gross unrealized depreciation--$20,738,299.

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1999, of approximately $33,487,304 of which $9,504,418 expires in 2000, $19,534,654 expires in 2001, $1,565,575 expires in 2002,
$326,238 expires in 2003, $1,656,524 expires in 2005 and $899,895 expires in
2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund has elected to treat approximately $3,475,442 of net foreign currency losses and approximately $264,364 of net capital losses incurred in the two month period ended December 31, 1999 as having occurred in the following fiscal year.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Fund had a 1.86% undivided interest in the joint account. The undivided interest for the Fund represents $13,177,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co. Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,883, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,507, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1999 Prudential owned 24 Class A shares, 12 Class B shares, 12 Class C shares and 12 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1999:
Shares sold.........................      256,447   $  1,936,647
Shares issued in connection with
  reorganization (Note 7)...........   20,010,669    159,581,878
Shares issued in reinvestment of
  dividends and distributions.......      414,519      3,075,349
Shares reacquired...................   (5,023,661)   (37,816,441)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................   15,657,974    126,777,433
Shares issued upon conversion from
  Class B...........................       23,127        173,394
                                       ----------   ------------
Net increase in shares
  outstanding.......................   15,681,101   $126,950,827
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      339,598   $  2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052      2,661,857
Shares reacquired...................   (4,101,283)   (32,833,746)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (3,428,633)   (27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881         31,322
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (3,424,752)  $(27,410,504)
                                       ----------   ------------
                                       ----------   ------------
Class B
------------------------------------
Year ended December 31, 1999:
Shares sold.........................      217,107   $    976,369
Shares issued in connection with
  reorganization (Note 7)...........      648,159      5,241,518
Shares issued in reinvestment of
  dividends and distributions.......       28,530        212,311
Shares reacquired...................     (247,247)    (3,255,251)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      646,549      3,174,947
Shares reacquired upon conversion
  into Class A......................      (23,127)      (173,394)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      623,422   $  3,001,553
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      237,833   $  1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064        160,430
Shares reacquired...................      (94,011)      (752,207)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      163,886      1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)       (31,322)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      160,002   $  1,283,289
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1999:
Shares sold.........................       17,923   $    145,005
Shares issued in connection with
  reorganization (Note 7)...........       49,309        386,351
Shares issued in reinvestment of
  dividends and distributions.......        2,370         17,612
Shares reacquired...................      (26,555)      (198,104)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       43,047   $    350,864
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................       11,948   $     95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404         11,227
Shares reacquired...................       (3,185)       (25,475)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       10,167   $     81,052
                                       ----------   ------------
                                       ----------   ------------
Class Z
------------------------------------
Year ended December 31, 1999:
Shares sold.........................      278,304   $  2,122,619
Shares issued in connection with
  reorganization (Note 7)...........    1,481,032     11,175,217
Shares issued in reinvestment of
  dividends and distributions.......       41,217        304,120
Shares reacquired...................     (335,941)    (2,522,068)
                                       ----------   ------------
Net increase in shares
  outstanding.......................    1,464,612   $ 11,079,888
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      429,296   $  3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060        120,460
Shares reacquired...................     (228,142)    (1,831,239)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      216,214   $  1,742,262
                                       ----------   ------------
                                       ----------   ------------

------------------------------------------------------------
Note 7. Reorganization

On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Global Limited Maturity Fund, Inc. and the Prudential Intermediate Global Income Fund, Inc. in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc.

The Plan was approved by the shareholders of the Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. at a shareholder meeting held on October 19, 1999. The reorganization took place on October 22, 1999. The Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.

The acquisition was accomplished by a tax-free exchange of the following shares:

                                      Prudential Global
    Global Limited Maturity             Total Return
          Fund, Inc.:                    Fund, Inc.             Value
Class A                6,701,965       Class A   6,692,871   $ 49,296,112
   B                      92,971             B      93,350        688,151
   C                       4,375             C       4,393         32,384
   Z                       6,521             Z       6,530         48,187

      Intermediate Global
       Income Fund, Inc.:
Class A               13,210,252             A  13,317,798   $ 98,167,564
   B                     550,329             B     554,809      4,091,534
   C                      44,554             C      44,916        331,237
   Z                   1,464,579             Z   1,474,502     10,880,345

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                     Unrealized
                                  Net Assets        Depreciation
                                 ------------      --------------
Global Limited Maturity Fund,
  Inc.                           $ 50,064,833       $ (3,937,015)
Intermediate Global Income
  Fund, Inc.                      113,470,681         (6,836,162)

The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $134,835,274.

The future utilization of the acquired capital loss carryforwards from Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc. in the amounts of $19,106,058 and $13,554,306, respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For each fund, the annual limitation is $2,728,533 and $6,184,152, respectively.
--------------------------------------------------------------------------------
                                       12

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A (b)
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                 1999(c)      1998(c)      1997(c)        1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $   8.03     $   7.88     $   8.38     $   8.44     $   7.46
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .44          .52          .55          .62          .54
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........       (.75)         .16         (.18)         .32         1.25
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.31)         .68          .37          .94         1.79
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.33)        (.35)        (.68)        (.62)        (.54)
Distributions in excess of net investment
   income.....................................                    (.02)        (.19)        (.50)        (.27)
Distributions from net realized capital
   gains......................................         --         (.16)          --           --           --
Tax return of capital distributions...........       (.13)          --           --           --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.46)        (.53)        (.87)       (1.12)        (.81)
                                                 --------     --------     --------     --------     --------
Redemption fee retained by Fund...............         --           --           --          .12           --
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $   7.26     $   8.03     $   7.88     $   8.38     $   8.44
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
Per share market price, end of year...........                     N/A          N/A          N/A     $   8.25
                                                                                                     --------
                                                                                                     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................        N/A          N/A          N/A          N/A        49.23%
   Net asset value............................      (3.95)%       8.92%        4.55%       13.15%       25.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $257,548     $158,932     $183,054     $229,770     $559,071
Average net assets (000)......................   $166,940     $171,427     $204,795     $299,026     $549,407
Ratios to average net assets:
   Expenses, including distribution fees......       1.75%        1.33%        1.39%        1.33%        1.02%
   Expenses, excluding distribution fees......       1.50%        1.18%        1.24%        1.18%        1.02%
   Net investment income......................       6.00%        6.42%        6.73%        7.01%        6.50%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................        132%          46%          43%          32%         256%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
(c) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class B
                                                 ------------------------------------------------------
                                                                                           January 15,
                                                              Year Ended                     1996(c)
                                                             December 31,                    Through
                                                 -------------------------------------     December 31,
                                                  1999(d)       1998(d)       1997(d)          1996
                                                 ---------     ---------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $    8.03     $    7.89     $    8.39       $   8.51
                                                 ---------     ---------     ---------         ------
Income from investment operations
Net investment income.........................         .40           .46           .49            .57
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        (.76)          .16          (.16)           .26
                                                 ---------     ---------     ---------         ------
   Total from investment operations...........        (.36)          .62           .33            .83
                                                 ---------     ---------     ---------         ------
Less distributions
Dividends from net investment income..........        (.28)         (.30)         (.64)          (.57)
Distributions in excess of net investment
   income.....................................          --          (.02)         (.19)          (.50)
Distributions from net realized capital
   gains......................................          --          (.16)           --             --
Tax return of capital distributions                   (.13)           --            --             --
                                                 ---------     ---------     ---------         ------
   Total distributions........................        (.41)         (.48)         (.83)         (1.07)
                                                 ---------     ---------     ---------         ------
Redemption fee retained by Fund...............          --            --            --            .12
                                                 ---------     ---------     ---------         ------
Net asset value, end of period................   $    7.26     $    8.03     $    7.89       $   8.39
                                                 ---------     ---------     ---------         ------
                                                 ---------     ---------     ---------         ------
TOTAL INVESTMENT RETURN(a):...................       (4.35)%        8.13%         3.98%         11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $   7,810     $   3,625     $   2,300       $    175
Average net assets (000)......................   $   4,642     $   3,048     $   1,246       $     52
Ratios to average net assets:
   Expenses, including distribution fees......        2.25%         1.93%         1.99%          1.93%(b)
   Expenses, excluding distribution fees......        1.50%         1.18%         1.24%          1.18%(b)
   Net investment income......................        5.49%         5.86%         6.13%          6.41%(b)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                Class Z
                                                 ------------------------------------------------     -------------------
                                                                                     January 15,
                                                                                       1996(d)        Year Ended December
                                                     Year Ended December 31,           Through                31,
                                                 -------------------------------     December 31,     -------------------
                                                 1999(f)     1998(f)     1997(f)         1996          1999       1998(f)
                                                 -------     -------     -------     ------------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 8.03      $ 7.89      $ 8.39         $ 8.51        $  8.03     $ 7.88
                                                 -------     -------     -------         -----        -------     -------
Income from investment operations
Net investment income.........................      .40         .46         .49            .57            .42        .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........     (.76 )       .16        (.16 )          .26           (.71)       .17
                                                 -------     -------     -------         -----        -------     -------
   Total from investment operations...........     (.36 )       .62         .33            .83           (.29)       .69
                                                 -------     -------     -------         -----        -------     -------
Less distributions
Dividends from net investment income..........     (.28 )      (.30 )      (.64 )         (.57)          (.34)      (.36)
Distributions in excess of net investment
   income.....................................       --        (.02 )      (.19 )         (.50)            --       (.02)
Distributions from net realized capital
   gains......................................       --        (.16 )        --             --             --       (.16)
Tax return of capital distributions                (.13 )        --          --             --           (.13)        --
                                                 -------     -------     -------         -----        -------     -------
   Total distributions........................     (.41 )      (.48 )      (.83 )        (1.07)          (.47)      (.54)
                                                 -------     -------     -------         -----        -------     -------
Redemption fee retained by Fund...............       --          --          --            .12             --         --
                                                 -------     -------     -------         -----        -------     -------
Net asset value, end of period................   $ 7.26      $ 8.03      $ 7.89         $ 8.39        $  7.27     $ 8.03
                                                 -------     -------     -------         -----        -------     -------
                                                 -------     -------     -------         -----        -------     -------
TOTAL INVESTMENT RETURN(a):...................    (4.35 )%     8.13 %      3.98 %        11.99%         (3.74)%     9.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $  561      $  275      $  190         $  210(b)     $12,847     $2,435
Average net assets (000)......................   $  354      $  220      $  397         $  204(b)     $ 4,604     $1,771
Ratios to average net assets:
   Expenses, including distribution fees......     2.25 %      1.93 %      1.99 %         1.93%(c)       1.50%      1.18%
   Expenses, excluding distribution fees......     1.50 %      1.18 %      1.24 %         1.18%(c)       1.50%      1.18%
   Net investment income......................     5.51 %      5.84 %      6.05 %         6.41%(c)       6.11%      6.65%
                                                 March 17,
                                                  1997(e)
                                                  through
                                                December 31,
                                                  1997(f)
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.32
                                                    -----
Income from investment operations
Net investment income.........................        .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .05
                                                    -----
   Total from investment operations...........        .44
                                                    -----
Less distributions
Dividends from net investment income..........       (.69)
Distributions in excess of net investment
   income.....................................       (.19)
Distributions from net realized capital
   gains......................................         --
Tax return of capital distributions                    --
                                                    -----
   Total distributions........................       (.88)
                                                    -----
Redemption fee retained by Fund...............         --
                                                    -----
Net asset value, end of period................     $ 7.88
                                                    -----
                                                    -----
TOTAL INVESTMENT RETURN(a):...................       5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  686
Average net assets (000)......................     $  257
Ratios to average net assets:
   Expenses, including distribution fees......       1.24%(c)
   Expenses, excluding distribution fees......       1.24%(c)
   Net investment income......................       5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Report of Independent Accountants      PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 2000
--------------------------------------------------------------------------------
                                       16

Federal Income Tax Information
(Unaudited)                         PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 1999, the Fund paid distributions of $.456 per Class A share, $.414 per Class B share, $.414 per Class C share and $.472 per Class Z share representing dividends from ordinary income (net investment income and short-term capital gains).

We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
                                       17

Comparing a $10,000 Investment
------------------------------------------------------
Prudential Global Total Return Fund, Inc. vs. the J.P.
Morgan Government Bond Index--Global (GBI)

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge                As of 12/31/99
Since Inception (7/7/86)    8.95%
Ten Years                   7.75
Five Years                  8.31
One Year                   -7.79

Without Sales Charge             As of 12/31/99
Since Inception             9.28%
Ten Years                   8.19
Five Years                  9.20
One Year                   -3.95


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge       As of 12/31/99
Since Inception    4.37%
One Year          -9.35

Without Sales Charge     As of 12/31/99
Since Inception    4.81%
One Year          -4.35

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class A shares).

These graphs compare a $10,000 investment in Prudential Global Total Return Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the J.P. Morgan Government Bond Index--Global (the GBI) by portraying the initial account values of Class B, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class A shares, and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1989 for Class A, 1996 for Class B and Class C, and 1997 for Class
Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and

Class C
(GRAPH)
Average Annual Total Returns
With Sales Charge      As of 12/31/99
Since Inception    4.54%
One Year          -6.31

Without Sales Charge     As of 12/31/99
Since Inception      4.81%
One Year            -4.35


Class Z
(GRAPH)

Average Annual Total Returns      As of 12/31/99
Since Inception              3.75%
One Year                    -3.74

Class C shares, assuming full redemption on December
31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The GBI is a market-weighted index of the total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is an unmanaged index and is traded, unhedged, and measured in U.S. dollars. The returns include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Fund Symbols
             NASDAQ    CUSIP
   Class A   GTRAX   744337106
   Class B     --    744337205
   Class C     --    744337304
   Class Z     --    744337403

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndsditch
London EC3A 7BR

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON) Printed on Recycled Paper

Fund Symbols
             NASDAQ    CUSIP
   Class A   GTRAX   744337106
   Class B    --     744337205
   Class C    --     744337304
   Class Z    --     744337403


visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF169E      (ICON) Printed on Recycled Paper